ACCOUNTS PAYABLE AND ACCRUED LIABILITIES (Schedule of Accounts Payable and Accrued Liabilities)(Details) (USD $) In Thousands, unless otherwise specified	Feb. 28, 2014	Feb. 28, 2013
ACCOUNTS PAYABLES AND ACCRUED LIABILITIES [Abstract]
Trade payables	$ 12,684	$ 36,915
Accrued liabilities	14,537	16,845
Payroll related accruals	1,769	2,629
Warranty accrual	506	573
Income taxes payable	468
Total Accounts Payable and Accrued Liabilities	$ 29,964	$ 56,962